UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 7, 2007
MITTAL STEEL USA, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE	1-2438	2907608
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
ONE SOUTH DEARBORN
CHICAGO, ILLINOIS 60603
(Address of Principal Executive Offices, including Zip Code)
(312) 899-3358
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 — OTHER EVENTS
None
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS
The following documents are filed as part of this report:
     (c) Exhibits
A list of exhibits filed herewith or incorporated by reference herein is contained on the Exhibit Index immediately preceding such exhibits, and is incorporated herein by reference.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MITTAL STEEL USA, L.P.
Date: December 7, 2007	/s/ Vaidya Sethuraman
Vaidya Sethuraman
Vice President, Finance & Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Consolidated Financial Statements as of December 31, 2006, 2005 and 2004, and Independent Auditors’ Report

4